GE FUNDS

Supplement dated May 28, 2010 to Statement of Additional Information dated January 29, 2010

The Securities and Exchange Commission on February 23, 2010, adopted amendments to certain rules governing money market funds under the Investment Company Act of 1940, as amended, tightening the risk limiting conditions of Rule 2a-7. These new rules primarily relate to matters concerning a money market mutual fund’s liquidity requirements, portfolio maturity limits, credit quality and enhanced disclosure of portfolio holdings, among others.

In light of the foregoing, effective May 28, 2010, the GE Funds statement of additional information dated January 29, 2010 (the “SAI”) is amended as follows:

The second paragraph under the section entitled “Investment Strategies and Risks and Portfolio Holdings – Money Market Fund Investments” located on page 13 is deleted in its entirety and replaced with the following:

“The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Fund may not invest more than 3% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than 0.5% of its total assets in the Second Tier Securities of any one issuer. The Money Market Fund is also prohibited from purchasing any Second Tier Securities with a remaining maturity in excess of 45 days. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Board. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange, and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. The Fund does not regard as a foreign security an Eligible Security issued by an issuer organized in the United States, even if affiliated with a foreign entity or otherwise serving as a nominal or co-issuer, or if issuing a security guaranteed by a foreign entity. Nor does the Fund regard as a foreign security, a dollar-denominated Eligible Security issued by a foreign bank with a branch in the United States. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Fund also may hold liquid Rule 144A Securities (see “Restricted and Other Illiquid Investments”).”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.